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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2005

                             BSD MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)


             Delaware                   0-10783               75-1590407
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   (State or other jurisdiction       (Commission          (I.R.S. Employer
         of incorporation)            File Number)        Identification No.)

              2188 West 2200 South
              Salt Lake City, Utah                              84119
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     (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (801) 972-5555

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

BSD Medical Corporation issued a press release on January 12, 2005. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits 99.1

99.1     Press Release of BSD Medical Corporation dated January 12, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 12, 2005

                                                   By: /s/  Hyrum A. Mead
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                                                       President